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                                                                   Exhibit 10.65
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                                 HSBC BANK USA


                                      and


                       THE NEW YORK MORTGAGE COMPANY LCC






                      -----------------------------------


                                 FOURTH AMENDED
                                    GUARANTY

                                JOSEPH V. FIERRO


                      -----------------------------------








                          Dated as of January 16, 2002






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                            FOURTH AMENDED GUARANTY

                                JOSEPH V. FIERRO

      In consideration of any extension of credit whether heretofore or hereafter made by HSBC BANK USA, a banking corporation organized under the laws of the State of New York ("Secured Party") to THE NEW YORK MORTGAGE COMPANY LLC, a New York limited liability company (the "Company"), the undersigned hereby guarantees (a) the full and prompt payment to Secured Party when due, whether by acceleration or otherwise, of any and all indebtedness and other liabilities of the Company to Secured Party arising out of a Fourth Amended Credit and Security Agreement between Secured Party and the Company dated as of even date herewith ("Credit Agreement") governing a mortgage warehousing line of credit in the maximum principal amount of THIRTY-FIVE MILLION DOLLARS (35,000,000.00) until February 15, 2002, and THIRTY MILLION DOLLARS ($30,000,000.00) thereafter, whether now existing or hereinafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred ("Indebtedness"), and (b) the full and complete performance of all the Company's obligations and compliance with all the Company's covenants set forth in the Credit Agreement. The undersigned further agrees to pay all costs and expenses, including, without limitation, attorneys' fees, at any time paid or incurred by Secured Party in endeavoring to collect the Indebtedness or any part thereof and in enforcing this Guaranty.

      This Guaranty is, and is intended to be, a continuing guaranty of the payment of the Indebtedness (irrespective of the aggregate amount thereof) independent of and in addition to any other guaranty, indorsement or collateral held by Secured Party therefor whether or not furnished by the undersigned. The undersigned shall have no right of subrogation with respect to any payments made by the undersigned hereunder until all of the Indebtedness is paid in full.

      If any default shall be made in the payment of any Indebtedness, the undersigned hereby agrees to pay the same to the extent above specified: (i) without requiring protest or notice of nonpayment or notice of default to the undersigned, to the Company, or to any other person; (ii) without proof of demand, (iii) without requiring Secured Party to resort first to the Company or to any other guaranty or any collateral which Secured Party may hold; (iv) without requiring notice of acceptance hereof or assent hereto by Secured Party; and (v) without requiring notice that any indebtedness has been incurred, all of which the undersigned hereby waives.

      The undersigned authorizes Secured Party, without notice or demand and without releasing, impairing or affecting the undersigned's obligations hereunder, from time to time: (i) to take from any party and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or any part thereof; (ii) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any such indorser or guarantor, or any party who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other party in any way obligated to pay the Indebtedness or any part thereof; (iii) to direct the order or manner
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                                     - 2 -

of the disposition of any and all collateral and the enforcement of any and all indorsements and guaranties relating to the Indebtedness or any part thereof as Secured Party, in its sole discretion, may determine; and (iv) to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof, and to apply the same upon principal or interest or the portion thereof, if any, in excess of the amount of this Guaranty.

        No delay or omission by Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Secured Party hereunder are cumulative.

        This Guaranty is absolute and unconditional and shall not be affected by any act or thing whatsoever, except as herein provided. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and subscribed by a duly authorized officer of Secured Party.

        This Guaranty shall be governed by and construed under the laws of the State of New York, whose laws the undersigned expressly elects to apply to this Guaranty. The undersigned agrees that any action or proceeding brought to enforce or arising out of this Guaranty may be commenced in the Yew York Supreme Court for the County of Erie, or in the District Court of the United States for the Western District of New York, and the undersigned waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered mail to the undersigned, or as otherwise provided by the laws of the State of New York or the United States.

        The undersigned hereby knowingly, voluntarily, unconditionally and irrevocably waives the right to a trial by jury in every jurisdiction in any action, proceeding or counterclaim brought by or against the undersigned, its personal representatives, successors or assigns, in respect of any matter arising out of this Guaranty or the Indebtedness, including without limitation any exercise of rights hereunder, any attempt to cancel, void, or rescind this Guaranty, and any course of conduct or course of dealing in connection herewith.

        Secured Party and the undersigned as used herein shall include the estates, executors or administrators, or successors or assigns, of those parties.

        This Fourth Amended Guaranty replaces the Third Amended Guaranty by the undersigned dated as of November 13, 2001.
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        IN WITNESS WHEREOF, this Guaranty has been signed by the undersigned at 304 Park Avenue South this 16th day of January, 2002.


Signature of Guarantor                  Address

/s/  Joseph V. Fierro                   300 East 74th Street
-------------------------------         New York, NY 10021
JOSEPH V. FIERRO
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STATE OF New York   )
                    ) SS.:
COUNTY OF Queens    )

     On the 16 day of January, 2002 before me, the undersigned, a notary public in and for said state, personally appeared Joseph V. Fierro, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                     /s/ Anna Marin
                                        ----------------------------------------
                                                      Notary Public

                                                       Anna Marin
                                            Notary Public State of New York
                                                    No. 01MA5039882
                                               Qualified in Queens County
                                            Commission Expires March 6, 2003